EXHIBIT 10.1

6715 Kenilworth Avenue Partnership

1015 31st Street, NW

Washington, DC   20007

Reference:             Lease Agreement dated Sept. 1, 2000

Amendment to Lease Agreement

Cogent Communications, Inc. (Tenant) and 6715 Kenilworth Avenue Partnership (Landlord) hereby agree to amend the Lease Agreement dated September 1, 2000, as amended (Lease Agreement) as follows:

The Lease Term of the Lease Agreement is extended to August 31, 2013.

Tenant may make use of the office space on the first floor of the building for a conference and training facility without additional payment of rent or other charges.

Tenant may terminate the lease at any time upon sixty (60) days advance written notice.

Except as amended herein, the Lease Agreement, as amended, shall remain in full force and effect.   Executed as of the 5th day of August, 2011.

TENANT:  Cogent Communications, Inc

/s/Thaddeus G. Weed
Thaddeus G. Weed
Chief Financial Officer

LANDLORD:  6715 Kenilworth Avenue Partnership

/s/Dave Schaeffer
Dave Schaeffer
General Partner